UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2024

CARECLOUD, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36529	22-3832302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Clyde Road, Somerset, New Jersey, 08873
(Address of principal executive offices, zip code)

(732) 873-5133

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CCLD	Nasdaq Global Market
8.75% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	CCLDP	Nasdaq Global Market
8.75% Series B Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	CCLDO	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 1, 2025, Crystal Williams will be appointed President of CareCloud, Inc. (the “Registrant”). As of such date, Stephen Snyder is no longer President of the Registrant, and is appointed the Registrant’s Co-Chief Executive Officer. In addition, A. Hadi Chaudhry is no longer Chief Executive Officer of the Registrant, but is appointed Co-Chief Executive Officer of the Registrant.

Ms. Williams, 42, served as the Registrant’s Chief Operating Officer from May 2024 through December 2024, and served as the Registrant’s Vice President, Operations from June 2020 through April 2024.

Ms. Williams’ annual base salary will be $250,000. At the sole discretion of the Board of Directors, Ms. Williams’ employment agreement entitles her to an annual bonus based upon the achievement of objectives established by the Board of Directors, with a target of up to 30% of her base salary. Upon termination, as more fully described in the agreement annexed hereto, Ms. Williams may be entitled to receive severance of up to 24 months salary and bonus.

The initial term of her employment agreement will begin on January 1, 2025 and expires on December 31, 2026. The term of the employment agreement automatically renews for additional one-year terms unless either party elects to terminate the agreement by notice to the other party delivered at least ninety (90) days prior to the expiration of the initial or any renewal term. Notwithstanding the foregoing, the Registrant may terminate Ms. William’s employment for any reason upon thirty (30) days advance written notice.

Mr. Snyder, 48, served as the Registrant’s President from May 2024 through December 2024. Mr. Snyder served as a Consultant to the Registrant from June 2022 through April 2024. Mr. Snyder also served as the Registrant Chief Executive Officer from January 2018 through March 2021, as President from May 2024 through December 2024, and served as the Registrant’s Chief Strategy Officer from March 2021 through June 2022.

Mr. Snyder’s annual base salary will be $300,000. At the sole discretion of the Board of Directors, Mr. Snyder’s employment agreement entitles him to an annual bonus based upon the achievement of objectives established by the Board of Directors, with a target of up to 100% of his base salary.

The initial term for his employment agreement will begin on January 1, 2025 and expires on December 31, 2026. The term of the employment agreement automatically renews for additional one-year terms unless either party elects to terminate the agreement by notice to the other party delivered at least ninety (90) days prior to the expiration of the initial or any renewal term. Notwithstanding the foregoing, the Registrant may terminate Mr. Snyder’s employment for any reason upon thirty (30) days advance written notice. Upon termination, as more fully described in the agreement annexed hereto, Mr. Snyder may be entitled to receive severance of up to 24 months salary and bonus.

Mr. Snyder has no direct or indirect material interest in any related party transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K, except that during June 2022, the Registrant entered into a one-year consulting agreement with an entity owned and controlled by Mr. Snyder whereby Mr. Snyder received 10,000 shares of the Registrant’s 8.75% Series B Cumulative Redeemable Perpetual Preferred Stock (“Series B Preferred Stock”) in exchange for assisting the Registrant to identify and acquire additional companies. During February 2023, the agreement was amended and extended through December 2024 whereby Mr. Snyder received 14,000 shares of Series B Preferred Stock in February 2023 and received an additional 14,000 shares in January 2024. All such shares of the Series B Preferred Stock were issued in accordance with the Company’s Amended and Restated Equity Incentive Plan.

The employment agreement provides that Mr. Snyder may serve on corporate, civic or charitable boards or committees; and deliver lectures, fulfill speaking engagements or teach at educational institutions; and continue to operate and engage in such businesses as Mr. Snyder presently operates and engages, so long as such activities, separately or in the aggregate, do not materially interfere with the performance of his responsibilities as an employee of the Registrant.

Mr. Chaudhry, 48, served as the Registrant’s Chief Executive Officer from May 2024 through December 2024. Mr. Chaudhry served as Chief Executive Officer and President from March 2021through April 2024. Mr. Chaudhry served as CareCloud’s President since January 2018. He initially joined the Company in October 2002 as Manager of IT, and later served as General Manager, Chief Information Officer and VP of Global Operations.

Mr. Chaudhry’s annual base salary will be $300,000. At the sole discretion of the Board of Directors, Mr. Chaudhry’s employment agreement entitles him to an annual bonus based upon the achievement of objectives established by the Board of Directors, with a target of up to 100% of his base salary.

The initial term for his employment agreement will begin on January 1, 2025 and expires on December 31, 2026. The term of the employment agreement automatically renews for additional one-year terms unless either party elects to terminate the agreement by notice to the other party delivered at least ninety (90) days prior to the expiration of the initial or any renewal term. Notwithstanding the foregoing, the Registrant may terminate Mr. Chaudhry’s employment for any reason upon thirty (30) days advance written notice. Upon termination, as more fully described in the agreement annexed hereto, Mr. Chaudhry may be entitled to receive severance of up to 24 months salary and bonus.

The foregoing description of appointments of these officers and the key provisions of their employment agreements do not purport to be complete and is qualified entirely by reference to the terms of the actual executive employment agreements, copies of which are attached as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Safe Harbor Statement

Statements contained in the exhibits that state the Registrant’s or its management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. It is important to note that the Registrant’s actual results could differ materially from those projected in such forward-looking statements. The Registrant does not assume any obligations to update any of the forward-looking statements contained in the exhibits to reflect events that occur or circumstances that exist after the date on which they were made.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	A. Hadi Chaudhry Executive Employment Agreement

10.2	Stephen Snyder Executive Employment Agreement

10.3	Crystal Williams Executive Employment Agreement

99.1	Press release dated December 16, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CareCloud, Inc.

Date: December 16, 2024	By:	/s/ A. Hadi Chaudhry
A. Hadi Chaudhry
Chief Executive Officer

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